Sidoti & Company, LLC Emerging Growth Institutional Investor Forum January 12, 2015 NASDAQ: JBSS Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute “forward-looking statements”
about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,”
“expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “forecast,” “predict,”
“propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward- looking statements. Our periodic reports filed with the Securities and
Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties.

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Mission
To be the global leader of quality driven,
innovative nut solutions that enhance
the customer and consumer
experience and achieve consistent,
profitable growth for our
stockholders.
We will accomplish this
through our commitment to a
dynamic infrastructure that
maximizes the potential of our
brands, people and processes.
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation

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Who is JBSS?
•
One of the largest nut processors in the world with fiscal 2014 annual sales in excess of $778 million
•
State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world
•
A North American market leader in every major selling channel – from consumer and commercial ingredient customers to contract packaging and export customers
•
Dual consumer strategy of branded nut and dried fruit programs (Fisher, Orchard
Valley Harvest)
as well as private brands to major retailers
•
Commodity procurement expertise with buyers averaging over 20+ years experience
•
A category leader in packaging and product innovation
•
Vertically integrated nut processing operation for pecans, peanuts and walnuts

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“The success of any company is contingent upon having a strong team to manage and grow the business.  We have that here at JBSS.”
Gustine, CA
130 Employees
Garysburg, NC
38 Employees
Bainbridge, GA
102 Employees
Selma, TX
167 Employees
Elgin, IL
857 Employees
*

We Are Experts In Every Nut Type
We Are Experts In Every Nut Type

•
Full portfolio of nuts
•
Broad variety of value-
added products
•
Wide assortment of other
snack products
•
Versatile and customized
formulas
•
Benefits
Appeals to major
customers
Adapts to changing
consumer needs
Reduces product
concentration risks
% of total gross sales
*
other consists of trail and snack mixes which include nut products
*

We Are Experts In Procurement We Are Experts In Procurement 7 Pecans Peanuts Almonds Walnuts *

JBSS SALES CHANNEL UPDATES 8 * * * * * * * *

Commercial
Ingredients
25%
Contract Pkg.
13%
Consumer
58%
Export
4%
$193
$98
$454
Business Channel Diversification
(Millions of $)
* Approximately 31% of the Consumer channel sales were Fisher brand sales
$34

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4.1% 10 Consumer 58% vs. FY ‘13 FY 2014 Consumer Channel *

Commercial Ingredients 25% 8.4% 11 vs. FY ‘13 FY 2014 Commercial Ingredients Channel *

Export 4% 0% Vs. FY ‘13 FY 2014 Export Channel 12 *

14.0% 13 Contract Packaging 13% Vs. FY ‘13 FY 2014 Contract Packaging Channel *

FY 2014 Financial Milestones 14

Diluted EPS Improvement of 49%
Net Sales increased by 11% to a record $778.6 million
Time to Celebrate Successful Results
over the last three years
680,000,000
700,000,000
720,000,000
740,000,000
760,000,000
780,000,000
800,000,000
FY12 FY13 FY14
Net Sales FY 12-FY 14
$778,622,000

0
0.5
1
1.5
2
2.5
3
FY12 FY13 FY14
EPS FY 12-FY 14
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Creating Shareholder Value Outperformed the Russell 2000 Index by over 87%! 16 Stock Price $23.59 1/7/2014 Stock Price $42.75 1/7/2015 *

JBSS Stockholders’ Equity FYs 1991- 2014 17 * *

JBSS Net Sales FYs 1991- 2014 18 *

JBSS Total Outstanding Debt FYs 1991- 2014 19 * *

JBSS Total Outstanding Debt As % of Net Sales FYs 1991 – 2014 Note: FY 1997 reflects stub year 20 *

EBITDA consists of earnings before interest, taxes, depreciation, amortization and noncontrolling interest. EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America ("GAAP"), and does not represent cash flow from operations. EBITDA is presented solely as a supplemental disclosure because management believes that it is important in evaluating JBSS's financial performance and market
valuation. In conformity with Regulation G, a reconciliation of EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP is presented in the following slide.
EBITDA

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Reconciliation of Net Income (Loss) to EBITDA
(In $,000's) FY2004 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014
NET INCOME (LOSS) 22,630 14,499 (16,721) (13,577) (5,957) 6,917 14,425 2,835 17,122 21,760 26,287
INTEREST EXPENSE 3,434 3,998 6,516 9,347 10,502 7,646 5,653 6,444 5,364 4,754 4,354
INCOME TAX
(BENEFIT) EXPENSE 14,468 9,269 (8,689) (7,520) (897) (259) 8,447 (49) 9,099 13,536 13,545
DEPRECIATION &
AMORTIZATION 11,190 10,501 10,000 13,584 15,742 15,922 15,825 16,968 17,117 16,717 16,278
EBITDA 51,722 38,267 (8,894) 1,834 19,390 30,226 44,350 26,198 48,702 56,767 60,464
NET SALES 520,811 581,729 579,564 540,858 541,771 553,846 561,633 674,212 700,575 734,334 778,622
EBITDA MARGIN
(% OF NET SALES) 9.9% 6.6% -1.5% 0.3% 3.6% 5.5% 7.9% 3.9% 7.0% 7.7% 7.8%
POUNDS SOLD 284,576 278,741 248,137 246,142 221,958 217,465 224,302 232,746 212,553 221,762 240,417
EBITDA PER
POUND SOLD 0.182 0.137 (0.036) 0.007 0.087 0.139 0.198 0.113 0.229 0.256 0.252

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EBITDA* * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure 23 *

EBITDA* Margin (% of Net Sales)
* EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP measure

-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
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PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN % Source: Spot market prices from survey of JBSS vendors and brokers 25

Highlights: Q1 2015 vs. Q1 2014
(in 000’s except EPS)

$ Change % Change
Net Sales                                   $ 28,340            16.0%
Sales Volume (lbs. sold)
4,055 7.1%
Gross Profit                               $   1,315            4.5%
Net Income *                             ($860)                   (12.7%)
Earnings Per Share                   ($0.08)                  (13.1%)
Operating Cash Flows                $ 20,455                  276.3%
Total Debt                                  ($11,385)           (16.4%)
* Adversely impacted by $0.9 million after-tax increase in maintenance expenses for the exterior of our office building.
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27 John B. Sanfilippo & Son, Inc.: Transformed Consumer Products Company … Reproduced with permission of Snack Food & Wholesale Bakery magazine *

Nut Category Trends 28 * * * * * * * *

$4.53
$4.70
$5.31
$5.62
$5.68
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
FY 2010 FY 2011 FY 2012 FY 2013 FY 2014
Price Per Pound
Price Per Pound Category
Retail Prices Higher Over the
Last 5 Years

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0%
10%
20%
30%
40%
50%
60%
Price Per Pound – Percent Change Over Last 5 Years
Change vs. FY 2010

Retail Prices Up Across All Nut
Types over the Last 5 Years
+56%
+46%
+20%
+18%
+15%
+29%
+39%
+26%
+22%
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31 Nut Category has had strong Sales Growth *

CORPORATE STRATEGIES 32 * * * * * * * *

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• Fisher Recipe Nuts market share
leadership excluding club size items
• Fisher Snack Nuts market share
growth in high franchise Midwest
• Orchard Valley Harvest expanded
distribution and increased velocity
resulting in double-digit revenue
growth
• Award-winning marketing programs
FY 2014 Accomplishments

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• Established a Foreign Invested
Commercial Enterprise (FICE) in
China
• Expanded Fisher Snacks in Asia and
the Middle East
• Continued to leverage key retail
partnerships for a record year with
private brands
FY 2014 Accomplishments

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• Received Contract Manufacturing
supplier quality award
• Optimized Food Service and Industrial
Ingredient customer and product
portfolios
• Expanded Continuous Improvement
efforts throughout our organization
FY 2014 Accomplishments

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FY 2014 Sales & Marketing Update 37

Grow Brands Recipe Nuts Snack Nuts 38 * *

Fisher is a Growing Brand Sales Pounds +7% Net Sales +6% Sales Pounds +1% Net Sales +8% Fiscal 2014 Actual vs. Prior Year 3 Year CAGR 39 *

40 Total Fisher Brand has Grown Dollar Share over the last 3 Years *

Strong and Sustained Growth on
Fisher Recipe Nuts
37 Consecutive Quad–Weeks of
Increased IRI measured
Consumption!
Source : IRI: Total Recipe Nut Category – Multi Outlet Geography – Latest 37 Quad Weeks Ending 12-28-14

Differentiating versus competition with “No Preservatives” Message Print 42 *

Recipes Food Network Vignettes Digital and Mobile Recipe Contest Food Network Magazine Social Media and PR Social Media and PR Building Fisher Brand Equity with Food Network Sponsorship 43 *

Expanding Social Media Presence with “Fisher Fresh Thinkers” 44 *

Winning the year is about Pounds-on-the-floor 45 Source: IRI: Ttl Recipe Nut Category – Multi Outlet Geography –Year Ending 6/29/14 *Note: ACV refers to “All Commodity Volume” as measured by IRI *

46 *

Fisher snack nut Strategy Focused on Midwest High Franchise Markets 47 *

48 Fisher snack nuts Growing Pound Share in High Franchise Markets Source: IRI: Ttl Snack Nut Category – Fisher High Franchise Geography –Years Ending 6/29/14 *

Source:  Blue Chip Worldwide SPARQ concept research, December 2013
Driving Results on Core Dry
Roast Peanut Business
•
“Oven Roasted, Never
Fried” communication
drives purchase interest
•
Elevates taste and healthy
snack perceptions
•
Supported through FSIs,
In-Store and via Digital

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Velocity
(Pound Sales per Distribution Point)
Source: IRI
Growing Fisher Almond line
•
Converted Almond line to
5.5 oz Stand Up Re-sealable bags
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Consumer Value Proposition:
Better per package price;
Re-closeable to seal-in freshness
•
Result:  Increased movement per point
of distribution

January February March April May
June
2014 SUB Data 2013 Can Average
Source: IRI Quad Week Data Ending 6/29/14 Multi-Outlet Geography
Note:  Velocity refers to pounds per point of distribution as measured by IRI
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We are fast adapting to key retailers’ rules on displays… winning again! 51 *

Pure and Simple Goodness 52

Orchard Valley Harvest Brand Equity Pure & Simple Goodness Support a healthy lifestyle Close to the earth 53

Orchard Valley Harvest Delivers 54

Sales Pounds + 9% + 9% Net Sales +16 +16% % Orchard Valley Harvest is a Growing Brand 55 Fiscal 2014 Actual vs. Prior Year

Source:
The Hartman Group : Eating Occasions, Compass 2012
The Hartman Group: Reimagining Health and Wellness, 2013
Mini’s and Multi-Packs Tap into “On the
Go” Snacking
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Snacking accounts for over
53% of all eating occasions
in the US
•
38% of consumers snack
several times per day

Grab ‘n Go Mini’s
Multi-Packs

FY15 OVH Marketing Support Ibotta Website PR In-Store Merchandising New Packaging 57 Bloggers

Driving Increased Distribution

FY13
Driver:
FY14
Driver:
Source: IRI: Ttl Produce Nut Category – Total US Food Geography–Year Ending 6/29/14
*Note: % ACV refers to % “All Commodity Volume” as measured by IRI
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THANK YOU 59